Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies

(15) Commitments and Contingencies

(a) Lease Commitments

The Company leases office and warehouse space, vehicles and computer and office equipment under operating leases, certain of which extend up to 15 years, subject to renewal options. Rental expense is shown in the table below (in millions):

	Year Ended December 31,
	2012	2011	2010
Rental expense	$37.9	$36.0	$30.8

Future minimum lease payments as of December 31, 2012, under capital leases and under non-cancelable operating leases having initial lease terms of more than one year are as follows (in millions):

	Capital Leases	Operating Leases
Year ending December 31,
2013	$5.7	$43.9
2014	5.1	26.9
2015	3.8	20.6
2016	3.9	17.0
2017	2.2	14.6
Thereafter	3.2	49.0

Total minimum payments	23.9	$172.0

Less amounts representing imputed interest	4.2

Present value of minimum lease payments	$19.7

(b) Contingencies

Our business involves risk of product liability, patent infringement and other claims in the ordinary course of business arising from the products that we source from various manufacturers or produce ourselves, as well as from the services we provide. Our exposure to such claims may increase as we seek to increase the geographic scope of our sourcing activities and sales of private label products and to the extent that we consummate additional acquisitions that vertically integrate portions of our business. We maintain insurance policies, including product liability insurance, and in many cases the manufacturers of the products we distribute have indemnified us against such claims. We cannot assure you that our insurance coverage or indemnification agreements with manufacturers will be available in all pending or any future cases brought against us. Furthermore, our ability to recover under any insurance or indemnification arrangements is subject to the financial viability of our insurers, our manufacturers and our manufacturers’ insurers, as well as legal enforcement under the local laws governing the arrangements. In particular, as we seek to expand our sourcing from manufacturers in Asia Pacific and other developing locations, we expect that we will increase our exposure to potential defaults under the related indemnification arrangements. Insurance coverage in general or coverage for certain types of liabilities, such as product liability or patent infringement in these developing markets may not be readily available for purchase or cost-effective for us to purchase. Furthermore, insurance for liability relating to asbestos, lead and silica exposure is not available, and we do not maintain insurance for product recalls. Accordingly, we could be subject to uninsured and unindemnified future liabilities, and an unfavorable result in a case for which adequate insurance or indemnification is not available could result in a material adverse effect on our business, financial condition and results of operations.

During 2005, the German Federal Cartel Office (“GFCO”) initiated an investigation with regard to our European Distribution Agreement with Merck KGaA. The purpose of the investigation is to determine whether this agreement violates or otherwise infringes the general prohibition of anti-competitive agreements under either German or EU rules. We submitted information to the GFCO in response to its initial request. During 2007, the GFCO requested additional information, which we provided. In December 2007, Merck KGaA received a letter from the GFCO, which asserted that the aforementioned agreement is contrary to applicable competition regulations in Germany. In February 2008, we submitted a response to the GFCO. In June 2008, the GFCO requested additional information, which we provided. In May 2009, we and Merck KGaA received a letter from the GFCO, which again asserted that the aforementioned agreement is contrary to applicable competitive regulations in Germany. Following our response to these assertions, in July 2009, the GFCO issued its formal decision that the exclusivity and non-competition provisions of the agreement violate certain provisions of German and EU law and ordered Merck KGaA to either supply chemical products to other distributors in Germany, in addition to us, on non-discriminatory terms or to supply chemical products directly to end customers in Germany without involving any distributors. Merck KGaA and we filed formal appeals of this decision and the competent German appellate court temporarily suspended enforcement of the GFCO’s order. In December 2009, the German appellate court granted partial injunctive relief, but lifted the suspension with respect to a majority of the products covered by the European Distribution Agreement. Following this decision, we and Merck KGaA entered into a separate agreement for the distribution of those products in Germany. The terms of this non-exclusive distribution agreement are also available to other distributors in Germany. In February 2010, the GFCO indicated that it had opened a new investigation with regard to the European Distribution Agreement. In May 2011, the GFCO issued its decision ordering Merck KGaA to amend the schedule of rebates offered to us and other German distributors under the German Distribution Agreement. Merck KGaA appealed this decision to the competent German appellate court, and in December 2011, Merck KGaA’s appeal was denied. In February 2012, Merck KGaA appealed this decision to the German Federal Court of Justice. At December 31, 2012, the balance of the net amortizable intangible asset related to the entire geographic scope of our European Distribution Agreement with Merck KGaA was $11.3 million. The outcome of the appeal of the GFCO’s initial decision or any subsequent investigation is uncertain. We do not believe an adverse ruling in either case would result in a material adverse effect on our business, financial condition or results of operations.

We are also involved in various legal and regulatory cases, claims, assessments and inquiries, which are considered routine to our business and which include being named from time to time as a defendant in cases as a result of our distribution of laboratory supplies, including litigation resulting from the alleged prior distribution of products containing asbestos by certain of our predecessors or acquired companies. While the impact of this litigation has historically been immaterial and we believe the range of reasonably possible loss from current matters continues to be immaterial, there can be no assurance that the impact of the pending and any future claims will not be material to our business, financial condition or results of operations in the future.

(c) Employment Agreements

The employment agreements with our executive officers include non-compete, non-solicit and non-hire covenants as well as severance provisions. In general, if the executive officer is terminated without “Cause” or resigns for “Good Reason” (as such terms are defined in the respective employment agreements) the executive officer is entitled to one and a half times the sum of base salary plus the target bonus for the year in which such termination or resignation occurs and continued health benefits for the 12-month period following termination or resignation. Salary and bonus payments are payable in equal installments over the 12-month period following such termination or resignation. The aggregate potential payments under these employment agreements for terminations without Cause and resignations for Good Reason, including estimated costs associated with continued health benefits, is approximately $8.7 million as of December 31, 2012.

John M. Ballbach and the Board of Directors (the “Board”) of the Company agreed that effective July 25, 2012, Mr. Ballbach would no longer be serving as Chairman, President and Chief Executive Officer of the Company or as a member of the Board. In connection with Mr. Ballbach’s departure, the Company and Mr. Ballbach entered into a General Release (the “Release Agreement”). Pursuant to the Release Agreement, Mr. Ballbach has and will receive (1) cash severance payments in the amount of $5.2 million, payable in equal installments over 12 months and (2) payment of continued health benefits for a period of 18 months, in exchange for a general release of all claims, including all obligations under his employment agreement, and for agreeing to provide consulting services to the Company for six months. In accordance with the Holdings Equity Plan, the Company exercised its option to repurchase all equity interests held by Mr. Ballbach during the fourth quarter of 2012, for an aggregate purchase price of $9.1 million.

(d) Significant Relationship

Merck KGaA and its affiliates are one of our major suppliers of chemical and other products. The Company has a European Distribution Agreement with Merck KGaA to distribute certain chemical products in Europe. The European Distribution Agreement was originally entered into in April 2004 with a five year term and has been extended for a second five year term ending April 2014. Merck KGaA has the right to terminate this agreement if certain events occur. See Note 15(b) for a discussion of legal matters relating to the European Distribution Agreement with Merck KGaA.

The Company also has a distribution agreement with affiliates of Merck KGaA to distribute certain chemical products in North America. The North American chemical distribution agreement was originally entered into in April 2004 with a five year term and automatically extended for a second five-year term, ending April 2014. Affiliates of Merck KGaA may terminate the North America chemical distribution agreement if certain events occur.

We have recently concluded negotiations to replace our chemical distribution agreements with Merck KGaA, which were set to expire in April 2014. The new, non-exclusive chemical distribution agreements with Merck KGaA will commence in April 2014 and run through December 2018. The terms and conditions in these new agreements are less favorable to us than in our existing agreements with Merck KGaA, which could adversely affect our results of operations or financial condition once the new agreements commence.

Merck KGaA and its affiliates supplied products accounting for approximately 10%, 10%, and 11% of our consolidated net sales during the years ended December 31, 2012, 2011 and 2010, respectively, representing less than 10% of our North American Lab net sales and 25% or less of our European Lab net sales in each of 2012, 2011 and 2010.